SUPPLEMENT TO THE
SCHWAB ACTIVE EQUITY FUNDS PROSPECTUS
DATED FEBRUARY 28, 2010

THE INFORMATION PROVIDED IN THIS SUPPLEMENT
IS AS OF JUNE 1, 2010

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective June 4, 2010, Eric Thaller will cease serving as a co-portfolio manager of the Schwab Large-Cap Growth Fund, Schwab Core Equity Fund, Schwab International Core Equity Fund and Schwab Small-Cap Equity Fund. Each reference to Mr. Thaller in the “Portfolio Managers” and “Fund Management” sections of the prospectus are hereby deleted as of that date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

© 2010 Charles Schwab & Co., Inc. All Rights Reserved
Member SIPC REG56171-00 (06/10)